UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2019
 Progress Software Corporation
(Exact name of registrant as specified in its charter)

Commission file number: 0-19417

Delaware	04-2746201
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
14 Oak Park
Bedford, Massachusetts 01730
(Address of principal executive offices, including zip code)
(781) 280-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement..

On March 28, 2019, Progress Software Corporation (“Progress”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Ipswitch, Inc. (“Ipswitch”), and Roger Greene (the “Seller”). Pursuant to the Purchase Agreement, Progress has agreed to acquire from the Seller all of the outstanding equity interests of Ipswitch (the “Purchased Shares”). The transactions contemplated by the Purchase Agreement are collectively referred to as the “Transactions.”

At the closing of the Transactions (the “Closing”), Progress will acquire the Purchased Shares from the Seller for an aggregate purchase price of approximately $225.0 million, subject to certain working capital and other adjustments at Closing (the “Consideration”), which will be paid in cash. Under the Purchase Agreement, $22.5 million will be withheld from the Consideration and deposited in an escrow account at Closing to secure certain indemnification and other potential obligations of the Seller to Progress. The Seller will also receive an award for approximately $2 million in Progress restricted stock at Closing.

Within the Purchase Agreement, Progress, Ipswitch and the Seller have made customary representations, warranties and covenants in connection with the Transactions. The representations and warranties of the parties generally survive for a period of 12 months after the Closing, subject to specified exceptions. The obligations of Progress, Ipswitch and the Seller to consummate the Transactions are subject to the satisfaction or waiver of customary conditions, including, among other things, the expiration or termination of the applicable waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended. There is no financing condition to consummate the Transactions. The Purchase Agreement also provides each of Progress and Ipswitch with customary termination rights. Subject to certain exceptions, terms and limitations described in the Purchase Agreement, the Seller has agreed to indemnify and hold Progress harmless against any and all losses resulting from, relating to or constituting any breach of a representations or warranty of the Seller or the Company, any breach of any covenant of the Seller or the Company, and certain other specified matters.

The foregoing descriptions of the Purchase Agreement and the Transactions do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

The Purchase Agreement contains representations and warranties that Progress, Ipswitch and the Seller made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Purchase Agreement between Progress, Ipswitch and the Seller and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Purchase Agreement. In addition, such representations and warranties: (i) may not be accurate or complete as of any specified date; (ii) are modified and qualified in important part by the underlying disclosure schedules; (iii) may be subject to a contractual standard of materiality different from those generally applicable to investors; or (iv) may have been used for the purpose of allocating risk among the parties to the Purchase Agreement, rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Progress’s public disclosures. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information.

Item 7.01 Regulation FD Disclosure

On March 28, 2019, Progress issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in or incorporated by reference into this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

NOTE REGARDING FORWARD LOOKING STATEMENTS

Any statements in this Current Report on Form 8-K or any exhibit hereto about future expectations, plans and prospects for Progress, including statements about the expected timetable for consummation of the Transactions, and any other statements about Progress or Ipswitch, or about Progress’s future expectations, beliefs, goals, plans or prospects with respect to the Transactions, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Any statements that are not statements of historical fact (including statements containing the words “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates) should also be considered to be forward looking statements. Risks, uncertainties and other important factors that could cause actual results to differ from those expressed or implied in the forward looking statements include: uncertainties as to the timing of the closing of Progress's acquisition of Ipswitch; the possibility that various closing conditions for the Transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions; the effects of disruption from the Transactions making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of Progress’ or Ipswitch’s control; transaction costs; actual or contingent liabilities; uncertainties as to whether anticipated synergies will be realized; and uncertainties as to whether Ipswitch’s business will be successfully integrated with Progress' business. For further information regarding risks and uncertainties associated with Progress' business, please refer to Progress' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended November 30, 2018. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated March 28, 2019, by and among Progress Software Corporation, Ipswitch, Inc. and Roger Greene
99.1	Press Release dated March 28, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 1, 2019	Progress Software Corporation

		By:	/s/ STEPHEN H. FABERMAN
Stephen H. Faberman
Chief Legal Officer